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                                                                  Exhibit 10-230
                                  BANK ONE, NA
                               600 SUPERIOR AVENUE
                              CLEVELAND, OHIO 44114

                                 March 28, 2003

Lexington Precision Corporation

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and

Lexington Rubber Group, Inc.

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Attention: Michael A. Lubin, Chairman of Board

Reference is made to the Credit Facility and Security Agreement among Lexington Precision Corporation ("Lexington Precision"), Lexington Rubber Group, Inc. (f/k/a Lexington Components, Inc.) ("Lexington Rubber", and together with Lexington Precision, the "Borrowers"), and Bank One, NA, (f/k/a Bank One, Akron
NA) ("Bank"), dated as of January 31, 1997, as amended and as it may be further amended, restated or otherwise modified from time to time (the "Credit Agreement"). Capitalized terms used in this letter and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

Borrowers have requested that Bank waive Borrowers' failure to comply with Paragraph 2.A. of Rider A to the Credit Agreement (pertaining to Borrowers' minimum Tangible Net Worth) for the months of January 2003 and February 2003. Such Events of Default committed by Borrowers under the Credit Agreement are referred to in this letter as the "Existing Defaults." The purpose of this correspondence is to document our mutual understandings and agreements as a result of the Existing Defaults.

Bank hereby agrees to waive the Existing Defaults subject to the terms and conditions expressed herein. This waiver letter ("Waiver Letter") shall serve as evidence of such waiver as of the date of this Waiver Letter.

Except as otherwise expressly specified in this Waiver Letter, the Credit Agreement shall remain in full force and effect and is unaffected hereby. This Waiver Letter is not intended, nor shall it, establish any course of dealing among Borrowers and Bank that is inconsistent with the express terms of the Credit Agreement. This Waiver Letter shall not be construed as a waiver of any other covenants or as a consent to any other transactions.

Borrowers hereby waive and release Bank and its respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which
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Borrowers are aware in connection with the Credit Agreement and all Credit
Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

This letter may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document.

Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as modified by the terms of this letter. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This letter is a Credit Document as defined in the Credit Agreement.

The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

Please execute a copy of this letter to evidence your agreement to, and understanding and acknowledgement of, the foregoing terms of this letter. Please return the signed copy via federal express and telecopy to Sally Barton, Vice President, Bank One, NA, 600 Superior Avenue, Cleveland, Ohio 44114 telecopy number (216) 781-2533. If you have any questions, please call Sally Barton at
(216) 781-2392.

                                  BANK ONE, NA

                                  By:   /s/  Sally Barton
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                                  Its:  Vice President
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         The undersigned acknowledges receipt and accepts the terms of the foregoing Waiver Letter as of the 28th day of March, 2003.

LEXINGTON PRECISION CORPORATION     LEXINGTON RUBBER GROUP, INC.
                                    (f/k/a Lexington Components, Inc.)

By:   /s/  Dennis J. Welhouse       By:  /s/  Dennis J. Welhouse
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Its:  Senior VP and CFO             Its: Senior VP and CFO
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